# First Midwest Bancorp, Inc.

## Presentation Materials

February 2020

# 2019: CONTINUING TO BUILD ON OUR MOMENTUM

## Driving strong performance against a backdrop of market volatility, competition, and consolidation

- Robust growth, strong core deposit foundation
  - Over 13% CAGR over the last three years in EPS, loans, and deposits

## Meaningful investments, positioning for future success

- Continued investment in talent
- Continued our Delivering Excellence[1] initiative, leveraging our colleagues, greater scale, and technology
- Completed or announced 3 acquisitions that strengthen our presence in metro Chicago and the Midwest, adding ~$2.2bn of total assets and ~$800mm in AUM

**NOW OPERATING AS AN $18BN COMMERCIAL BANK;**
**ONE OF CHICAGO'S AND THE MIDWEST'S PREMIER FINANCIAL INSTITUTIONS**

**Source:** Company filings and reports
**Note:** See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms and footnotes used.

# FIRST MIDWEST TODAY

## A Premier Commercial Bank

- **Multi-state, Midwestern reach**
  - $18bn of total assets
  - $13bn of AUM
  - Chicago's 3rd largest independent bank
    - Top 10 deposit share in Chicago MSA
    - #2 deposit share in South Metro
    - 3rd largest wealth management platform in IL

## With a Robust Distribution Network



Wisconsin
Iowa
Illinois
Indiana
Milwaukee/SE Wisconsin
McHenry & Lake Counties
Chicago
NW Indiana
Joliet
Vermilion & Champaign Counties
Quad Cities
Knox County
DeKalb County

**Assets have grown at 16% CAGR since 2015**



$10bn
2015
NB&T of Sycamore ($0.7bn)
$11bn
2016
Standard Bank ($2.6bn)
$14bn
2017
NorStates ($0.6bn)
$16bn
2018
Bridgeview ($1.1bn)
$18bn
2019
Park - Anticipated Late Q1 '20 or Early Q2 '20 Close (~$1.0bn)

**PARK ACQUISITION TO ADD ~$1.0BN OF TOTAL ASSETS IN 2020**

**Source:** Company filings and SNL Financial
**Note:** Financial information reflects data as of December 31, 2019.
**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# ATTRACTIVE CHICAGO MARKET

## Chicago Has a Robust and Diverse Economy

Third largest metropolitan area in the U.S. by GDP

**GDP ($bn)**



$1,444
$905
$583
$480
$460
New York
Los Angeles
Chicago
Dallas
Washington

No more than 16% of the workforce in any single industry



Other(2)
11.0%
Manufacturing
16.0%
Construction
4.0%
Management of Companies
7.0%
Wholesale Trade
14.0%
Health Care
7.0%
8.0%
12.0%
Support and Waste Management
10.0%
11.0%
Professional, Scientific, and Technical Services
Retail Trade
Finance and Insurance

## HQ to Major Companies While Fostering Business Growth

Major corporations headquartered in Chicago, including 35 Fortune 500 companies

Abbott, abbvie, Allstate, Boeing, Cboe, CME Group, Conagra Brands, Discover Financial Services, Exelon, Groupon, Hyatt, KraftHeinz, McDonald's, Mondelēz International, United, Walgreens

Chicago maintains a low cost of business[3]



Atlanta 95.1
Houston 97.6
Chicago 98.3
Philadelphia 99.8
San Diego 99.9
U.S. Baseline 100
Seattle 100.8
Los Angeles 100.8
Boston 104.5
San Francisco 104.5
New York City 104.7
90.0
92.5
95.0
97.5
100.0
102.5
105.0

## Affluent, Highly Educated Workforce

Household income of $74,285, 26% higher than national median

**High Net Worth Households (%)[4]**



10.5%
6.6%
8.4%
Chicago
Midwest
National

Chicago is home to a robust talent pipeline

**Population with a Bachelor's Degree or Higher[5]**



36.8%
19.2%
21.2%
Chicago
Midwest
National

- 32 accredited universities; 2 on the U.S. News and World Report Rankings: University of Chicago (#6), Northwestern University (#9)

**Source:** GDP - U.S Census Bureau by Metropolitan Area for 2012-2017; Workforce - SNL Financial as of June 30, 2016; HQ - Fortune 1000 list for 2019; Cost of Business - KPMG 2016 Competitive Alternatives; Household Income - SNL Financial as of June 30, 2019; Bachelor's Degree - SNL Financial as of June 30, 2019

**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# POSITIONING FOR CONTINUED SUCCESS

**VISION**
Being the partner of choice for financial services in the markets we serve, and one of the nation's top performing banks.

**MISSION**
Helping our clients achieve financial success.

**VALUES**
Serving our clients with integrity, service, responsibility and passion.

Drives a culture centered on client needs, rooted in service, leveraged by technology, and delivered by top talent.

- Build the Strongest Team
- Grow & Diversify Revenues
- Balance Risk & Investment
- Strategic Expansion

# PLATFORM FOR CONTINUED GROWTH

## Strategic Priorities

### Build the Strongest Team

- Leverage culture to inspire and engage colleagues
- Empower leaders to build high performing teams
- Attract and retain talent

### Grow & Diversify Revenues

- Customer retention and cross-selling
- Net new client acquisition
- Deliver the whole Bank to each client

### Balance Risk & Investment

- Investments in capabilities, processes and technology
- Accelerate service delivery
- Maintain information security standards

### Strategic Expansion

- Build market share in adjacent markets

**POSITIONING FOR FUTURE SUCCESS**

# INVESTMENT HIGHLIGHTS

- ✓ Premier Midwest-based Commercial Bank with Attractive Operational Footprint
- ✓ Relationship-driven Strategy, Supported by Leading Core Deposit Foundation
- ✓ Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
- ✓ Underlying Operating Performance, Aided by Delivering Excellence[1]
- ✓ Platform for and Track Record of Integrating Accretive, Attractive Acquisitions
- ✓ Capital Levels Provide Future Flexibility

**Note:** See the accompanying "Glossary of Terms" and "Footnotes" slides for details on the definitions of certain terms and footnotes used.

# LOW COST, CORE FUNDING

## Average Deposits and Composition



13% CAGR in Average Deposits
$8,096
15%
19%
17%
18%
31%
$8,846
14%
19%
18%
18%
31%
$11,035
14%
17%
18%
19%
32%
$11,494
17%
16%
18%
18%
31%
$12,994
22%
15%
18%
16%
29%
78% Core
2015
2016
2017
2018
2019
Demand
Savings
NOW
Money market
Time

- Granular and tenured deposit base
  - 63% Retail, 25% Commercial, 12% Public
- Core deposit ratio of 78%; average tenure 13 years

## Cost of Deposits



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.24%
0.12%
0.26%
0.11%
0.37%
0.15%
0.58%
0.33%
0.83%
0.60%
Our Advantage
2015
2016
2017
2018
2019
FMBI
Peers(6)

- Increasing deposit costs due to time deposit growth
- Cost of deposits ~25bps less than peers[6]

**STRONG CORE DEPOSIT FOUNDATION; MIX AND TENURE PROVIDE A COMPETITIVE ADVANTAGE**

**Dollars in millions**

**Source:** Company filings and SNL Financial

**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# DIVERSIFIED LOAN PORTFOLIO

## Growing, Diversifying Our Loan Portfolio



16% CAGR in Gross Loans
$7,162
16%
30%
13%
5%
36%
2015
$8,254
17%
32%
12%
5%
34%
2016
$10,438
18%
30%
14%
4%
34%
2017
$11,447
20%
28%
12%
4%
36%
2018
$12,840
25%
27%
10%
3%
35%
2019
C&I
Agricultural
Owner-occupied CRE
Investor CRE
Consumer

## Credit Trends



0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.29%
0.24%
0.21%
0.38%
0.31%
2015
2016
2017
2018
2019
NCOs / Avg Loans

- Granular, diversified mix
- NCOs/Avg Loans of 0.31% reflective of benign credit environment

**Dollars in millions.**
**Source:** Company filings and reports
**Note:** Loan portfolio data as of December 31, 2019.
**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# MEANINGFULLY DIVERSIFIED WITH GREATER PROFITABILITY

## First Midwest's Portfolio Has Meaningfully Diversified

| | 2009[17] | 2019 | Change in Composition |
|---|---|---|---|
| C&I | 28% | 35% | 7% |
| Agricultural | 4 | 3 | (1) |
| CRE | 87% | 75% | |
| Multifamily | 7 | 7 | — |
| Construction | 11 | 5 | (6) |
| Owner-Occ CRE | 14 | 10 | (4) |
| Investor CRE | 23 | 15 | (8) |
| Consumer | 13% | 25% | |
| 1-4 family | 3 | 15 | 12 |
| Other | 10 | 10 | — |

- Rebalanced mix of corporate and consumer loans
- Lowered concentration in construction and investor CRE loans within the corporate portfolio

## First Midwest Model Drives Enhanced Profitability

| | FMBI | Peer Average[6] | Better / (Worse) (bps) |
|---|---|---|---|
| Yield on Loans | 5.09% | 4.94% | 15 |
| Credit Costs | 0.31 | 0.13 | (18) |
| Risk-Adjusted Yield | 4.78 | 4.81 | (3) |
| Costs of Deposits | 0.60 | 0.83 | 23 |
| Spread-Adjusted Yield | 4.18 | 3.98 | 20 |

## Well-Reserved for Potential Loss Content

| | FMBI | Peer Average[6] |
|---|---|---|
| NPAs / Loans + Foreclosed Assets | 0.85% | 0.94% |
| ACL / Loans | 0.85 | 0.73 |

**Source:** SNL Financial and FactSet.
**Note:** Financial data for the year ended December 31, 2019, unless otherwise noted.
**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# OPERATING PERFORMANCE STRONG

## NIM, Adjusted[7]



3.80%
3.70%
3.60%
3.50%
3.40%
3.49%
3.45%
3.59%
3.75%
3.67%
- Compression from actions to reduce rate sensitivity and higher cost of funds, partially offset by higher yields on loans and securities
2015
2016
2017
2018
2019

## Fee Income Ratio[7][16]



30.0%
25.0%
20.0%
15.0%
25.8%
26.4%
22.5%
20.6%
20.3%
- Impacted by strong NII growth
2015
2016
2017
2018
2019

## Efficiency Ratio[7]



66.0%
64.0%
62.0%
60.0%
58.0%
56.0%
54.0%
64%
63%
60%
58%
55%
- Recurring benefits of Delivering Excellence[1] and controlled expenses
2015
2016
2017
2018
2019

## EPS, Adjusted[7]



$2.00
$1.75
$1.50
$1.25
$1.00
- Benefits from the Bridgeview acquisition, organic loan growth, and Delivering Excellence[1] more than offset the lower rate environment
$1.13
$1.22
$1.35
$1.67
$1.98
2015
2016
2017
2018
2019

**Source:** Company filings and reports
**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# RECENT ACQUISITIONS

## Recent Acquisition History

| Target Company | Year Founded | Close Date | At Announcement: Assets | Deposits | AUM |
|---|---|---|---|---|---|
| **Pending Acquisition** | | | | | |
| Bankmanagers Corp. | 1915 | 1H '20 (est.) | $1.0 | $0.8 | $0.2 |
| **Bank Acquisitions** | | | | | |
| Bridgeview Bancorp | 1971 | May 2019 | $1.3 | $1.0 | — |
| Northern States Financial | 1962 | Oct. 2018 | $0.5 | $0.4 | — |
| Standard Bancshares | 1947 | Jan. 2017 | $2.5 | $2.2 | $0.3 |
| NI Bancshares | 1867 | Mar. 2016 | $0.6 | $0.6 | $0.7 |
| Peoples Bancorp | 1999 | Dec. 2015 | $0.1 | $0.1 | — |
| Great Lakes Financial | 1896 | Dec. 2014 | $0.6 | $0.5 | — |
| **Branch Acquisitions and Non-Bank Acquisitions** | | | | | |
| Popular Community | – | Aug. 2014 | $0.7 | $0.7 | |
| Northern Oak | 1975 | Jan. 2019 | — | — | $0.8 |
| Premier Asset Management | 2001 | Feb. 2017 | — | — | $0.6 |
| **Total, excluding pending acquisitions** | | | $6.3 | $5.5 | $2.4 |

## Driving Operating Leverage



3.15%
2.95%
2.75%
2.55%
3.17%
3.10%
2.98%
2.81%
2.60%
2015
2016
2017
2018
2019
Noninterest Expenses / Avg Assets

## Balance of Acquired and Organic Asset Growth[8]



Organic Growth
Acquisitions
Total Asset Growth CAGR of 14%; Organic Asset CAGR of 8%
$9
$1
$8
$10
$2
$8
$11
$2
$9
$15
$5
$10
$16
$5
$11
$18
$6
$12
2014
2015
2016
2017
2018
2019

Dollars in billions

**Source:** Company regulatory filings and SNL Financial

**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# FINANCIAL REVIEW AND OUTLOOK

# FULL YEAR 2019 FINANCIAL HIGHLIGHTS

- EPS $1.82, up 20% from $1.52 for 2018
  - EPS, adjusted(7) $1.98, up 19% from 2018
- ROATCE, adjusted(7) of 15.7%, up 4% from 2018
- Total loans $13bn, up 12% from 2018
- Average deposits $13bn, up 13% from 2018
- NII up 14% from 2018
  - NIM consistent at 3.90%, NIM, adjusted(7) of 3.67%, down modestly from 2018
- Noninterest income $163mm, up 13% from 2018
- NCOs to average loans of 0.31%, down 7 bps from 2018
- Efficiency ratio(7) 55%, improved from 58% in 2018
- Declared dividends per share of $0.54, up 20% from 2018



**SUCCESSFUL YEAR MARKED BY GROWTH AND OPERATING EFFICIENCY DESPITE TRANSITION TO A LOWER RATE ENVIRONMENT**

**Source:** Company filings
**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms" and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# NET INTEREST INCOME

## Net Interest Income Trend and Composition

| | Years Ended December 31, | | | | |
|---|---|---|---|---|---|
| | 2015 | 2016 | 2017 | 2018 | **2019** |
| Total interest-earning assets | $ 8,767 | $ 9,951 | $12,417 | $13,355 | **$15,196** |
| NIM(7) | 3.68 % | 3.60 % | 3.87 % | 3.90 % | **3.90 %** |
| Accretion | (0.19)% | (0.15)% | (0.28)% | (0.15)% | **(0.23)%** |
| NIM, adjusted(7) | 3.49 % | 3.45 % | 3.59 % | 3.75 % | **3.67 %** |



$322
$16
$359
$15
$480
$34
$521
$20
$588
$36
2015
2016
2017
2018
2019
NII
Accretion

## Highlights

- NII up 14% from 2018
  - Accretion up $16.0mm from 2018 due to the impact of Bridgeview
- NIM, adjusted(7) of 3.67%, down 8 bps from 2018
  - Actions taken to reduce rate sensitivity and higher cost of funds, partially offset by higher yields on loans and investment securities

**Dollars in millions**
**Source:** Company filings
**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# NONINTEREST INCOME

## Noninterest Income Trend and Composition

| | Years Ended December 31, | | | | |
|---|---|---|---|---|---|
| | 2015 | 2016 | 2017 | 2018 | **2019** |
| As reported | $ 136 | $ 159 | $ 163 | $ 144 | **$ 163** |
| Accounting reclassification and net securities (gains) and losses | (17) | (18) | (14) | — | — |
| As adjusted(7) | $ 119 | $ 141 | $ 149 | $ 144 | **$ 163** |



$119
$141
$149
$144
$163
2015
2016
2017
2018
2019
Deposit service charges
Wealth management
Card-based
Mortgage banking
Other noninterest income (9)

## Highlights

- Noninterest income, adjusted(7) up 13% from 2018
  - Record capital market income, up 80%
  - Higher mortgage banking income due to increased volume
  - Wealth management fees up 11%
  - Acquisitions contribute to increases

**Dollars in millions**
**Source:** Company filings and reports
**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# NONINTEREST EXPENSE

## Noninterest Expense Trend and Composition

| | Years Ended December 31, | | | | |
|---|---|---|---|---|---|
| | 2015 | 2016 | 2017 | 2018 | **2019** |
| As reported | $ 307 | $ 340 | $ 416 | $ 416 | **$ 441** |
| A&I related expenses | (1) | (14) | (20) | (10) | **(22)** |
| Accounting reclassification | (15) | (17) | (16) | — | **—** |
| Delivering Excellence costs[1] | — | — | — | (20) | **(1)** |
| Property valuation adjustments | (9) | — | — | — | **—** |
| Lease cancellation fee | — | (1) | — | — | **—** |
| Special bonus, charitable contribution | — | — | (4) | — | **—** |
| As adjusted[7] | $ 282 | $ 308 | $ 376 | $ 386 | **$ 418** |



$282
$308
$376
$386
$418
64%
63%
60%
58%
55%
2015
2016
2017
2018
2019
Salaries & benefits
Occupancy & equipment
Professional services
Technology
Other noninterest expense[10]
Efficiency ratio[7]

## Highlights

- Noninterest expense, adjusted[7] of $418mm, up 8% from 2018, impacted by:
  - Operating costs due to acquisitions
  - Merit increases and higher commissions due to mortgage production volume
  - Professional service costs related to technology and process enhancements
  - Net occupancy and equipment costs up as deferred sale-leaseback gains no longer included as reduction
  - Costs related to marketing campaigns
  - Partially offset by Delivering Excellence[1] recurring benefits
- Controlled expenses
  - Lowered efficiency ratio[7] to 55%, improved from 58% in 2018

**Dollars in millions**
**Source:** Company filings
**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# LOAN PORTFOLIO REVIEW AND CREDIT TRENDS

## Non-performing Assets


2.00%
1.50%
1.00%
0.50%
0.88%
1.12%
0.89%
0.70%
0.85%
2015
2016
2017
2018
2019
NPAs / Loans + Foreclosed Assets

## PPPLs


5.00%
4.00%
3.00%
2.00%
4.41%
4.36%
3.05%
3.72%
3.95%
2015
2016
2017
2018
2019
PPPLs / Corporate Loans

## Allowance


1.25%
1.00%
0.75%
0.50%
1.05%
1.06%
0.93%
0.90%
0.85%
2015
2016
2017
2018
2019
Allowance / Loans

## Highlights

- NPAs reflect normal fluctuations
- Performing potential problem loans down 10% from 2015
- Provision reflects NCOs and mix of loan growth

**Source:** Company filings and reports
**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# CAPITAL

| | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|
| **Regulatory Capital Ratios:** | | | | | |
| • **CET1 capital** | 9.7% | 9.4% | 9.7% | 10.2% | **10.5%** |
| • **Tier 1 capital** | 10.3% | 9.9% | 10.1% | 10.2% | **10.5%** |
| • **Total capital** | 11.1% | 12.2% | 12.1% | 12.6% | **13.0%** |
| **Other Company Capital Ratios(7):** | | | | | |
| • **TCE to tangible assets** | 8.6% | 8.1% | 8.3% | 8.6% | **8.8%** |
| • **TCE to RWA** | 9.3% | 8.9% | 9.3% | 9.8% | **10.5%** |
| • **Dividend payout ratio** | 34.2% | 31.5% | 40.6% | 29.6% | **29.5%** |
| **TBV per share** | $10.35 | $10.95 | $10.81 | $11.88 | **$13.60** |

## Highlights

- Capital ratios up ~30bps from 2018
- Capital replenished to levels last achieved prior to 2019 acquisitions
- Repurchased ~1.7mm shares of Company common stock, or $33.9mm, in 2019
  - $146mm available for repurchase
- TBV per share up 14% from 2018

**CAPITAL LEVELS PROVIDE FUTURE FLEXIBILITY**

**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# CURRENT EXPECTED CREDIT LOSSES ("CECL")

(Estimates Unchanged From Q3 '19)

## Expected Capital Impact

- **Net, after tax, reduction in Tier 1 capital ratios of 25-40bps (~$35-$55mm)**
  - Majority of acquired loan ACL has no capital impact
- **Earned back in 1-2 quarters through earnings**

## Life-of-Loan CECL Reserves

- **Driven by our portfolio characteristics, risk-rating, economic forecasts, and methodology**
- **Impacted by:**
  - Economic uncertainty
  - Composition and duration of loan portfolio

These estimates may change based on the composition of the loan portfolio, as well as the economic conditions and forecasts as of the adoption date.

## Expected Impact to ACL in Q1 '20

- **~65-85% increase (~$70-$95mm) in total ACL compared to Q4 '19 levels, consisting of:**
  - ~20-40% increase (~$20-$45mm) in total ACL, excluding acquired loans
  - ~45% (~$50mm) increase in total ACL for acquired loans
    - ~30% (~$30mm) increase in total ACL transitions from credit mark to ACL with no capital impact

**ACL Composition**



20%
80%
25%
25%
50%
Incurred
CECL
Legacy Corporate
Legacy Consumer
Acquired

**APPROXIMATELY 1-2 QUARTERS OF EARNINGS ABSORBS THE CAPITAL IMPACT OF CECL**

**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

# OUTLOOK RECAP - FULL YEAR 2020

**Loans and Deposits**

- Mid-single digit loan growth; deposit growth commensurate with loan growth

**NII and NIM**

- Low to mid-single digit NII growth, excluding accretion
- Accretion of ~$16mm reflecting CECL transition; ~$5mm reclass to lower provision
- NIM, adjusted[7] down modestly from Q4 '19 levels

**Noninterest Income**

- Low to mid-single digit growth for the year, lower end if capital market and mortgage banking income return to normalized levels – seasonally impacted

**Noninterest Expense, Adjusted**

- ~$440mm for the year reflecting full year impact of Bridgeview – seasonally impacted

**Asset Quality**

- NCOs and provision consistent with 2019, with quarterly fluctuations
- CECL adds an additional ~10bps quarterly to NCOs with no income statement impact; ACL ratio levels increase by ~20-40%, excluding acquired loans; ~$5mm reclass from accretion to lower provision

**Taxes**

- Effective tax rate expected to be approximately 25%

**Capital**

- Decline in capital for acquisitions and CECL adoption is expected to be mostly offset by 2020 earnings
- Maintain a competitive dividend payout ratio

**Park Acquisition**

- Park is expected to add an additional ~$700mm to loans, ~$1bn to deposits, ~5% to NII, ~$1mm to accretion, ~1% to noninterest income, and ~$14mm to noninterest expense, adjusted; assumes late Q1 '20 or early Q2 '20 close

**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# FINANCIAL RESULTS

| | Years Ended | | | | |
|---|---|---|---|---|---|
| | 2015 | 2016 | 2017 | 2018 | **2019** |
| **Net Interest Income** | $ 312 | $ 350 | $ 472 | $ 517 | **$ 588** |
| **Loan Loss Provision** | 21 | 31 | 31 | 48 | **44** |
| **Noninterest Income** | 136 | 159 | 163 | 144 | **163** |
| **Noninterest Expense** | 307 | 340 | 416 | 416 | **441** |
| **Income before Income Taxes** | 120 | 138 | 188 | 197 | **266** |
| **Income Tax Expense** | 38 | 46 | 90 | 39 | **66** |
| **Net Income** | $ 82 | $ 92 | $ 98 | $ 158 | **$ 200** |
| **EPS** | $ 1.05 | $ 1.14 | $ 0.96 | $ 1.52 | **$ 1.82** |
| **EPS, Adjusted(7)** | $ 1.13 | $ 1.22 | $ 1.35 | $ 1.67 | **$ 1.98** |
| **ROATCE** | 10.4% | 10.8% | 9.4% | 13.9% | **14.5%** |
| **ROATCE, Adjusted(7)** | 11.2% | 11.4% | 13.1% | 15.1% | **15.7%** |
| **Efficiency Ratio(7)** | 64% | 63% | 60% | 58% | **55%** |

## Highlights

**2019 vs. 2018 Comparison**

- EPS up 20% from 2018
  - EPS, adjusted(7) up 19% from 2018
  - ROATCE, adjusted(7) up 4% from 2018
  - NII and noninterest income growth of 14% and 13%, respectively
  - Controlled noninterest expenses, reporting an efficiency ratio(7) of 55%, improved from 58% in 2018
- **EPS, adjusted(7) has grown more than 75% over the past five years**
- **Produced ROATCE, adjusted(7) of 16%, up from 11% at 2015**
- **Lowered efficiency ratio(7) to 55% from 64% in 2015**

**Dollars in millions, except per share data**
**Source:** Company filings
**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# BUILDING OUR FUTURE

# BENEFITING FROM CONSOLIDATION

## Strategy and Future Opportunities

**Leveraging Our Strengths**

- Compelling partner
- Experienced acquirer
- Engaged, talented team
- Attractive markets, growing opportunities
- Significant capital and liquidity

**Environment Creating Opportunities, Consolidation Expected**

- Locally, ~40 banks with \$350mm - \$4bn in assets(11)
- Opportunities expected in adjacent Midwest markets

**Aligned With Strategic Priorities**

- Building the highest quality team
- Diversifying / growing loans and revenues
- Balancing investment and risk

## A Broader Midwestern View



Wisconsin
Michigan
Iowa
Illinois
Indiana
Milwaukee/ SE Wisconsin
McHenry & Lake Counties
Chicago
Joliet
NW Indiana
DeKalb County
Quad Cities
Knox County
Vermilion & Champaign Counties
94
39
90
43
96
88
80
74
55
57
65
69
70

**STRATEGICALLY AND FINANCIALLY COMPELLING**

**Source:** SNL Financial
**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

# OVERVIEW OF PARK

## Transaction Highlights

**Strategically Compelling**

- Continues and accelerates expansion into SE Wisconsin
- Market-leading commercial team
- Cross-selling opportunities

**Financially Attractive**

- Full year EPS accretion estimated at ~6%, or $0.13, in 2021[12]
- Tangible book value earn back of ~3.75 years[13]
- Internal rate of return in excess of 20%
- Pro forma capital ratios remain strong

**Valuation Multiples**

- ~1.67x tangible book value per share
- Core deposit premium of 11.0%
- 14.4x LTM earnings; 9.6x inclusive of fully phased-in, after-tax cost savings

**Transaction Assumptions**

- Mid to high-single digit growth rate
- ~40% reduction in Park's total noninterest expense base (phased-in 75% in 2020 and 100% in 2021), plus cost avoidance of organic market expansion

## Branch Network



Slinger
Jackson
Grafton
Cedarburg
Richfield
Germantown
Mequon
Menomonee Falls
Brown Deer
Fox Point
Fox Point, Village of Glendale
Merton
Sussex
Butler
Whitefish Bay
Shorewood
Pewaukee
Brookfield
Wauwatosa
Elm Grove
Waukesha
West Allis
New Berlin
Greenfield
St Francis
Cudahy
Greendale
Vernon
Muskego
Franklin
South Milwaukee
Oak Creek
Wind Lake
Caledonia, Village of Caledonia
Wind Point

● Park

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

# INVESTMENT HIGHLIGHTS

- ✓ Premier Midwest-based Commercial Bank with Attractive Operational Footprint
- ✓ Relationship-driven Strategy, Supported by Leading Core Deposit Foundation
- ✓ Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
- ✓ Underlying Operating Performance, Aided by "Delivering Excellence"[(1)]
- ✓ Platform for and Track Record of Integrating Accretive, Attractive Acquisitions
- ✓ Capital Levels Provide Future Flexibility

**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

# FORWARD-LOOKING STATEMENTS

This presentation, as well as any oral statements made by or on behalf of First Midwest, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward," or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements speak only as of the date made, and First Midwest undertakes no obligation to update any forward-looking statements.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2020, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, First Midwest's Delivering Excellence initiative, including costs and benefits associated therewith and the timing thereof, anticipated trends in First Midwest's business, regulatory developments, the impact of federal income tax reform legislation, acquisition transactions, including First Midwest's proposed acquisition of Bankmanagers, estimated synergies, cost savings and financial benefits of announced and completed transactions, and growth strategies, including possible future acquisitions.These statements are subject to certain risks, uncertainties and assumptions, including those discussed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2018, and in First Midwest's subsequent filings made with the SEC.These risks and uncertainties are not exhaustive, and other sections of these reports describe additional factors that could adversely impact First Midwest's business and financial performance.

**Note:** See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

# APPENDIX

# NON-GAAP FINANCIAL INFORMATION

The Company's accounting and reporting policies conform to U.S.GAAP and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance.These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, adjusted, tax-equivalent NII (including its individual components), tax-equivalent NIM, tax-equivalent NIM, adjusted, noninterest income, adjusted, noninterest expense, adjusted, effective income tax rate, adjusted, tangible common equity to tangible assets, tangible common equity to risk-weighted assets, ROATCE, and ROATCE adjusted.

The Company presents EPS, the efficiency ratio, and ROATCE, all adjusted for certain significant transactions. These transactions include acquisition and integration related expenses associated with completed and pending acquisitions (all periods presented), Delivering Excellence implementation costs (2019 and 2018), certain income tax benefits resulting from tax reform (2018), the revaluations of DTAs (2017), certain actions resulting in securities losses and gains (2017), a special bonus to colleagues and charitable contributions to the First Midwest Charitable Foundation (2017), a lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation (2016), a net gain on sale-leaseback transaction (2016), and property valuation adjustments (2015). In addition, the calculation of the efficiency ratio is adjusted for net OREO expense. Management believes excluding these transactions from EPS, the efficiency ratio, and ROATCE may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics may enhance comparability for peer comparison purposes.

The Company presents noninterest income, adjusted, which excludes the accounting reclassification, and net securities losses, and noninterest expense, adjusted, which excludes the accounting reclassification, Delivering Excellence implementation costs, and acquisition and integration related expenses. In addition, the Company presents the effective income tax rate, adjusted, which excludes certain income tax benefits aligned with tax reform and the revaluations of DTAs. Management believes that excluding these items from noninterest income, noninterest expense, and the effective income tax rate may be useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans subsequent to December 31, 2017 are presented using the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time of 35%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In addition, management believes that presenting tax-equivalent net interest margin, adjusted, may enhance comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the previously provided tables and the following reconciliations for details on the calculation of these measures to the extent presented herein.

**Note:** See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

# NON-GAAP FINANCIAL INFORMATION

| | Years Ended 2015 | | 2016 | | 2017 | | 2018 | | 2019 |
|---|---|---|---|---|---|---|---|---|---|
| **EPS** | | | | | | | | | |
| Net income | $ | 82,064 | $ | 92,349 | $ | 98,387 | $ | 157,870 | $ 199,738 |
| Net income applicable to non-vested restricted shares | | (882) | | (1,043) | | (916) | | (1,312) | (1,681) |
| Net income applicable to common shares | | 81,182 | | 91,306 | | 97,471 | | 156,558 | 198,057 |
| Acquisition and integration related expenses, net of tax | | 833 | | 8,611 | | 12,070 | | 7,210 | 16,394 |
| Property valuation adjustments, net of tax | | 5,149 | | — | | — | | — | — |
| Lease cancellation fee, net of tax | | — | | 570 | | — | | — | — |
| Net gain on sale-leaseback transaction, net of tax | | — | | (3,305) | | — | | — | — |
| DTA revaluation | | — | | — | | 23,709 | | — | — |
| Losses from securities portfolio actions, net of tax | | — | | — | | 1,275 | | — | — |
| Special bonus, net of tax | | — | | — | | 1,130 | | — | — |
| Charitable contribution, net of tax | | — | | — | | 944 | | — | — |
| Income tax benefits(14) | | — | | — | | — | | (7,798) | — |
| Delivering Excellence implementation costs, net of tax | | — | | — | | — | | 15,309 | 866 |
| Total adjustments to net income, net of tax | | 5,982 | | 5,876 | | 39,128 | | 14,721 | 17,260 |
| Net income applicable to common shares, adjusted | $ | 87,164 | $ | 97,182 | $ | 136,599 | $ | 171,279 | $ 215,317 |
| Weighted-average common shares outstanding (basic) | | 77,059 | | 79,797 | | 101,423 | | 102,850 | 108,156 |
| Dilutive effect of common stock equivalents | | 13 | | 13 | | 20 | | 4 | 428 |
| Weighted-average diluted common shares outstanding | $ | 77,072 | $ | 79,810 | $ | 101,443 | $ | 102,854 | $ 108,584 |
| Basic EPS | $ | 1.05 | $ | 1.14 | $ | 0.96 | $ | 1.52 | $ 1.83 |
| Diluted EPS | $ | 1.05 | $ | 1.14 | $ | 0.96 | $ | 1.52 | $ 1.82 |
| Diluted EPS, adjusted | $ | 1.13 | $ | 1.22 | $ | 1.35 | $ | 1.67 | $ 1.98 |
| Dividends declared per share | $ | 0.36 | $ | 0.36 | $ | 0.39 | $ | 0.45 | $ 0.54 |
| Dividend payout ratio | | 34.2% | | 31.5% | | 40.6% | | 29.6% | 29.5% |

**Dollars in thousands, except per share data**
**Source:** Company filings
**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

# NON-GAAP FINANCIAL INFORMATION

| | Years Ended | | | | |
|---|---|---|---|---|---|
| | 2015 | 2016 | 2017 | 2018 | 2019 |
| **Efficiency Ratio Calculation** | | | | | |
| Noninterest expense | $ 307,216 | $ 339,500 | $ 415,909 | $ 416,303 | $ 441,395 |
| Net OREO expense | (5,281) | (3,024) | (4,683) | (1,162) | (2,436) |
| Acquisition and integration related expenses | (1,389) | (14,352) | (20,123) | (9,613) | (21,860) |
| Property valuation adjustments | (8,581) | — | — | — | — |
| Lease cancellation fee | — | (950) | — | — | — |
| Special bonus | — | — | (1,915) | — | — |
| Charitable contribution | — | — | (1,600) | — | — |
| Delivering Excellence implementation costs | — | — | — | (20,413) | (1,157) |
| Total noninterest expense for efficiency ratio calculation | $ 291,965 | $ 321,174 | $ 387,588 | $ 385,115 | $ 415,942 |
| Tax-equivalent NII[15] | $ 322,277 | $ 358,334 | $ 479,965 | $ 520,896 | $ 593,354 |
| Noninterest income | 136,581 | 159,312 | 163,149 | 144,592 | 162,879 |
| Less: | | | | | |
| Net securities (gains) losses | (2,373) | (1,420) | 1,876 | — | — |
| Gains on sales of properties | — | — | — | — | — |
| Loss on early extinguishment of debt | — | — | — | — | — |
| Net gain on sale-leaseback transaction | — | (5,509) | — | — | — |
| Total | $ 456,485 | $ 510,717 | $ 644,990 | $ 665,488 | $ 756,233 |
| Efficiency ratio | 64% | 63% | 60% | 58% | 55% |
| **Return on Average Tangible Common Equity** | | | | | |
| Net income applicable to common shares, adjusted | $ 87,164 | $ 97,182 | $ 136,599 | $ 171,279 | $ 215,317 |
| Intangibles amortization, net of tax | 2,352 | 2,809 | 4,682 | 5,525 | 7,860 |
| Net income applicable to common shares, excluding intangible amortization, adjusted | $ 89,516 | $ 99,991 | $ 141,281 | $ 176,804 | $ 223,177 |
| Average stockholders' equity | $ 1,132,058 | $ 1,236,606 | $ 1,832,880 | $ 1,922,527 | $ 2,267,353 |
| Less: average intangible assets | (332,269) | (363,112) | (751,292) | (753,588) | (847,171) |
| Average tangible common equity | $ 799,789 | $ 873,494 | $ 1,081,588 | $ 1,168,939 | $ 1,420,182 |
| ROATCE | 10.4% | 10.8% | 9.4% | 13.9% | 14.5% |
| ROATCE, adjusted | 11.2% | 11.4% | 13.1% | 15.1% | 15.7% |

**Dollars in thousands**
**Source:** Company filings
**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

# NON-GAAP FINANCIAL INFORMATION

| | Years Ended 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|
| **TCE** | | | | | |
| Stockholders' equity | $ 1,146,268 | $ 1,257,080 | $ 1,864,874 | $ 2,054,998 | $ 2,370,793 |
| Less: goodwill and other intangible assets | (339,277) | (366,876) | (754,757) | (790,744) | (875,262) |
| TCE | $ 806,991 | $ 890,204 | $ 1,110,117 | $ 1,264,254 | $ 1,495,531 |
| Total assets | $ 9,732,676 | $ 11,422,555 | $ 14,077,052 | $ 15,505,649 | $ 17,850,397 |
| Less: goodwill and other intangible assets | (339,277) | (366,876) | (754,757) | (790,744) | (875,262) |
| Tangible assets | $ 9,393,399 | $ 11,055,679 | $ 13,322,295 | $ 14,714,905 | $ 16,975,135 |
| RWA | $ 8,687,864 | $ 10,019,434 | $ 11,920,372 | $ 12,892,180 | $ 14,225,444 |
| TCE to tangible assets | 8.6% | 8.1% | 8.3% | 8.6% | 8.81% |
| TCE to RWA | 9.3% | 8.9% | 9.3% | 9.8% | 10.51% |
| **Tax-Equivalent NII / NIM** | | | | | |
| NII | $ 311,598 | $ 349,691 | $ 472,004 | $ 516,622 | $ 588,482 |
| Tax-equivalent adjustment | 10,679 | 8,643 | 7,961 | 4,274 | 4,872 |
| Tax-equivalent NII[15] | $ 322,277 | $ 358,334 | $ 479,965 | $ 520,896 | $ 593,354 |
| Less: acquired loan accretion | (16,298) | (14,568) | (33,923) | (19,548) | (35,578) |
| Tax-equivalent NII, adjusted[15] | $ 305,979 | $ 343,766 | $ 446,042 | $ 501,348 | $ 557,776 |
| Average interest-earning assets | $ 8,766,864 | $ 9,951,092 | $ 12,417,191 | $ 13,354,639 | $ 15,196,376 |
| NIM[15] | 3.68% | 3.60% | 3.87% | 3.90% | 3.90% |
| NIM, adjusted[15] | 3.49% | 3.45% | 3.59% | 3.75% | 3.67% |
| **Fee Income Ratio** | | | | | |
| Noninterest income | $ 136,581 | $ 159,312 | $ 163,149 | $ 144,592 | $ 162,879 |
| Less: other noninterest income | (6,949) | (12,791) | (9,859) | (9,636) | (11,628) |
| Less: net securities (gains) losses | (2,373) | (1,420) | 1,876 | — | — |
| Fee-based revenues | 127,259 | 145,101 | 155,166 | 134,956 | 151,251 |
| Less: Accounting reclassification | (15,129) | (16,594) | (15,700) | — | — |
| Fee-based revenues, adjusted | 112,130 | 128,507 | 139,466 | 134,956 | 151,251 |
| Tax-equivalent NII[15] | 322,277 | 358,334 | 479,965 | 520,896 | 593,354 |
| Total revenue for fee income ratio | $ 434,407 | $ 486,841 | $ 619,431 | $ 655,852 | $ 744,605 |
| Fee income ratio[16] | 25.8% | 26.4% | 22.5% | 20.6% | 20.3% |

**Dollars in thousands**
**Source:** Company filings
**Note:** See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

# GLOSSARY OF TERMS

**Accounting reclassification -** As a result of accounting guidance adopted in Q1 '18, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis for the prior year period are presented on a net basis in noninterest income for the current year periods.

**Allowance, ACL -** Allowance for credit losses

**A&I** - Acquisition and integration expense

**AUM -** Assets under management

**bn -** Billion

**bps -** Basis points

**Bridgeview -** Bridgeview Bancorp, Inc.

**C&I** - Commercial and industrial

**CAGR -** Compound annual growth gate

**CECL -** Current Expected Credit Losses

**CET1 -** Common equity Tier 1

**Core Deposits -** Represents demand, savings, NOW, and money market accounts

**CRE -** Commercial real estate

**DTA -** Deferred tax asset

**EPS -** Earnings per share

**FDIC -** Federal Deposit Insurance Corporation

**First Midwest Bancorp, Inc. -** the Company or First Midwest

**Foreclosed Assets -** OREO and other foreclosed assets

**GAAP -** U.S. Generally accepted accounting principles

**GDP -** Gross domestic product

**HQ -** Headquarters

**LTM -** Last twelve months

**mm -** Million

**MSA -** Deposit market share

**NB&T -** NI Bancshares Corporation

**NCOs -** Net charge-offs

**NII -** Net interest income

**NIM -**Tax-equivalent net interest margin

**NorStates -** Northern States Financial Corporation

**Northern Oak -** Northern Oak Wealth Management, Inc.

**NOW -** Negotiable order of withdrawal

**NPAs -** Non-performing assets

**Park -** Park Bank, a wholly-owned subsidiary of Bankmanagers Corp.

**PPPLs -** Corporate Performing Potential Problem Loans

**OREO -** Other real estate owned

**ROATCE -** Return on average tangible common equity

**RWA -** Risk-weighted assets

**SEC -** Securities and Exchange Commission

**Standard -** Standard Banchares, Inc.

**TCE -** Tangible common equity - represents common stockholders' equity less goodwill and identifiable intangible assets

**TVB -** Tangible book value

**U.S. -** United States

# FOOTNOTES

(1) The Company initiated certain actions in connection with its Delivering Excellence initiative in the second quarter of 2018, demonstrating the Company's ongoing commitment to provide service excellence to its clients and maximizing both the efficiency and scalability of its operating platform.

(2) Other is comprised primarily of information, transportation, food services, real estate, utilities, educational, and arts and entertainment services.

(3) Business costs are expressed as an index. An index below 100 indicates lower costs than the U.S. baseline and an index over 100 indicates higher costs than the U.S. baseline.

(4) High net worth indicates households with income of $200,000+ per year.

(5) Represents 25+ year old population with a bachelor's degree or higher.

(6) Refer to the Company's 2019 Annual Meeting Proxy Statement for a detailed list of the Company's peer group. Excludes MB Financial, Inc. due to merger with Fifth Third Bancorp. In addition, 2019 data excludes Chemical Financial Corporation and TCF Financial Corporation due to their merger of equals that closed in August 2019 and the Indepedent Bank Group Inc. and Texas Capital Bancshares Inc. announced merger of equals.

(7) This financial measure includes certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

(8) Assumes reported assets less acquired assets (based on closed acquisitions at that time, unless otherwise noted) is equivalent to organic asset growth.

(9) Other noninterest income includes merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

(10) Other noninterest expense includes advertising and promotions expense, net OREO expense, and other expenses.

(11) Reflects data for the Chicago-Naperville-Elign, IL-IN-WI (Metro) MSA.

(12) Based on First Midwest's 2021 analyst consensus earnings estimates on a standalone basis.

(13) "Crossover" earn back period of ~3.75 years, defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share. "Simple" earn back period of ~4.35 years, defined as dilution to tangible book value per share at close divided by EPS accretion in 2021. Calculations include expected transaction expenses.

(14) Includes certain income tax benefits related to preparing the Company's 2017 tax return.

(15) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate of 21%.

(16) Fee-based revenues, adjusted divided by total revenue for fee income ratio.

(17) Loan data as of December 31, 2009 excludes covered loans.